EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Sibling Group Holdings, Inc. (the “Company”) on Form 10-Q for the quarter ending March 31, 2016, as filed with the Securities and Exchange Commission on the date hereof, I, Julie Young certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.           The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.           The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 16, 2016

By:	/s/ Julie Young
Name:	Julie Young
Title:	Chief Executive Officer
(Principal Executive Officer)

In connection with the quarterly report of Sibling Group Holdings, Inc. (the “Company”) on Form 10-Q for the quarter ending March 31, 2016, as filed with the Securities and Exchange Commission on the date hereof, I, Angelle Judice certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.           The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.           The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 16, 2016

By:	/s/ Angelle Judice
Name:	Angelle Judice
Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)